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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT




                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: JULY 19, 2001
                        (Date of earliest event reported)


                              BANCWEST CORPORATION
             (Exact name of registrant as specified in its charter)




        DELAWARE                        0-7949                   99-0156159
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)

                    999 BISHOP STREET, HONOLULU, HAWAII 96813
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (808) 525-7000


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)
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Item 5. Other Events.

         On May 8, 2001, BancWest Corporation, a Delaware corporation ("BancWest"), BNP Paribas, a societe anonyme or limited liability company organized under the laws of the Republic of France ("BNP Paribas"), and Chauchat L.L.C., a Delaware limited liability company and wholly-owned subsidiary of BNP Paribas ("Chauchat"), entered into a definitive Agreement and Plan of Merger, dated as of May 8, 2001 (the "Merger Agreement"). The material terms of the Merger Agreement are set forth in the Form 8-K as filed by BancWest with the Securities and Exchange Commission on May 11, 2001.

         BancWest, BNP Paribas and Chauchat amended and restated the Merger Agreement as of July 19, 2001 (the "Amended and Restated Merger Agreement"). Pursuant to the Amended and Restated Merger Agreement, BancWest will, among other things, be permitted to pay a pro rata dividend to holders of BancWest common stock under specified circumstances. The Amended and Restated Merger Agreement also contains certain technical revisions. A copy of the Amended and Restated Merger Agreement is attached hereto as Exhibit 2 and incorporated herein by reference.

         A copy of BancWest's press release issued in connection with the execution of the Amended and Restated Merger Agreement is attached hereto as
Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

     Exhibit No.                            Exhibit
     -----------                            -------
           2        Agreement and Plan of Merger, dated as of May 8, 2001, as
                    Amended and Restated as of July 19, 2001, by and among
                    BancWest Corporation, a Delaware corporation, BNP Paribas, a societe anonyme or limited liability company organized under the laws of the Republic of France, and Chauchat L.L.C., a
                    Delaware limited liability company.

          99.1      Press Release of BancWest Corporation, dated July 19, 2001.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Dated: July 19, 2001.

                                    BANCWEST CORPORATION

                                    By    /s/ HOWARD H. KARR
                                          ---------------------------------
                                          Howard H. Karr
                                          Executive Vice President and
                                          Chief Financial Officer
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                                  EXHIBIT INDEX


     Exhibit No.                            Exhibit
     -----------                            -------
           2        Agreement and Plan of Merger, dated as of May 8, 2001, as
                    Amended and Restated as of July 19, 2001, by and among
                    BancWest Corporation, a Delaware corporation, BNP Paribas, a societe anonyme or limited liability company organized under the laws of the Republic of France, and Chauchat L.L.C., a
                    Delaware limited liability company.

          99.1      Press Release of BancWest Corporation, dated July 19, 2001.